SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of
1934.


                Date of Report (Date of earliest event reported):

                                 August 4, 1999

                                        Commission File No:   0-23561

                         SUNBURST ACQUISITIONS IV, INC.
                     (Name of small business in its charter)

     Colorado                              84-1431797
__________________________________________________________
(State or other                         (IRS Employer Identification
jurisdiction of Incorporation)                        No.)

                               2082 Cherry Street
__________________________________________________________
            Address of Principal Executive Office (street and number)

                             Denver, Colorado 80207
__________________________________________________________
                            City, State and Zip Code

(Issuer's telephone number:  (303)321-0461

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Stock Purchase and Merger Agreement
        On July 8, 1999, Sunburst Acquisitions IV, Inc., (the
"Company") entered into a Stock Purchase and Merger Agreement
("SPMA") with Prologic Management Systems, Inc., an Arizona corporation ("Prologic"). The first stage of the transaction closed on August 4, 1999.

Overview
        The terms of the SPMA require that the Company purchase up to 5,280,763 shares of common stock of Prologic for $3,000,000. The purchase and sale of shares is structured as a private placement offering which is exempt from registration under federal and state securities laws.

        Under the SPMA the Company's investment is to be staged in two parts. The first stage ("Tranche 1"), which was fully funded upon closing on August 4, 1999, involved the purchase of 3,459,972 shares of common stock of Prologic for a subscription price of $1,000,000, or $0.2890 per share. Following closing of the Tranche 1 subscription, Prologic had a total of approximately 8,171,321 shares of common stock issued and outstanding, of which 3,459,972 shares, or approximately 42.34%, were owned by the Company. In addition, in conjunction with closing of the Tranche 1 subscription, Mr. James Heim, the President and CEO of Prologic, entered into a Voting Trust Agreement, granting the Company voting rights to a total of 1,071,060 shares common stock of Prologic of which he is the beneficial owner. Accordingly, following closing of the Tranche 1 subscription, the Company owned or had voting control of a total of 4,531,032 shares, or approximately 55.45% of the issued and outstanding common stock of Prologic.

        The Company's second stage investment under the SPMA
("Tranche 2") involves the purchase of up to 1,820,791 additional shares for a purchase price of $2,000,000, or approximately $1.0984 per share. The proceeds from Tranche 2 are intended to be used by Prologic to facilitate the acquisition of another (unaffiliated) company (the "Tranche 2 Acquisition"), and Tranche 2 is to be funded essentially simultaneously with the closing of the Tranche 2 Acquisition.

        The closing of Tranche 2 and the Tranche 2 Acquisition is intended to occur not less than 14 days after receipt by the Company of written notice from Prologic (a "Subscription Call") that Prologic is prepared to close the debt portion of the financing required for the Tranche 2 Acquisition. The Subscription Call will, at a minimum, set forth (i) the proposed target company; (ii) the total purchase price and terms; (iii) the total cash required to close the purchase; (iv) the equity portion of such cash requirement (an amount not to exceed the less of 20% of such cash requirements or $2,000,000; (v) the date (not less than 14 days in the future) when the Company will be required to deliver the Tranche 2 Acquisition funds; (vi) evidence that debt financing is available which, together with Tranche 2 Acquisition funds, is sufficient to close the Tranche 2 Acquisition, ; and (vii) evidence that the proposed acquisition has been approved by the Board of Directors of Prologic.

        Subject to receipt of any necessary shareholder approvals, on the earlier of the closing of the Tranche 2 Acquisition or September 30, 1999, it is intended that Prologic initiate the process of completing a merger into the Company or into a subsidiary of the Company organized for that purpose. As a condition to closing of the merger, the Company is obligated to have a binding commitment from investors to provide it, in two stages, with up to $4,000,000 in equity capital. Each stage will be in an amount equal to the lesser of $2,000,000 or 20% of the cash equity portion needed to close a proposed acquisition(s). The first stage will be represented by the Tranche 2 funding described above.
Accordingly, any portion of the Tranche 2 funding which is provided to Prologic prior to the merger, will be credited against this obligation. The second $2,000,000 stage (Tranche 3), which is intended to be funded after completion of the merger, will require that the Company have a binding commitment from investors to purchase a total of 890,287 shares of common stock for a total purchase price of $2,000,000, or $2.246 per share.

        In conjunction with execution of the SPMA, the Company and certain of its shareholders entered into an agreement with a group of investors led by Century Financial Partners, Inc., and Bristol Capital, LLC, both principally of located in Los Angeles, California, to permit the such investors to acquire control of the Company in return for
providing the funds required by the SPMA.   The agreement with these
investors involves a four step reorganization of the Company including
(i) the sale by five current shareholders of the Company of a total of 385,000 shares of common stock; (ii) the voluntary surrender for cancellation of a total of 436,000 shares of common stock, reducing the number of issued and outstanding shares from 2,435,000 to 1,999,000;
(iii) completion of a 20:1 forward split increasing the number of issued and outstanding shares to 39,980,000; and (iv) the voluntary surrender for cancellation of a total of 31,680,000 shares, reducing the number of issued and outstanding shares (following completion of the forward split described above) to 8,300,000.

        As of August 19, 1999, the first two stages of the reorganization process had been completed. The two remaining stages are intended to be completed on or before August 31, 1999. Completion of all four stages of the reorganization process will result in a change of control of the Company.

"SAFE HARBOR" Statement
        This Form 8-K contains forward-looking statements, and opinions of the Company, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and opinions involve risks and uncertainties, including, but not limited to , the ability of the Company, Century Financial Partners, Inc, or Bristol Capital, LLC, to meet their contractual obligations, the ability of Prologic to locate suitable acquisition targets, and the ability of Prologic to obtain any necessary debt financing and to complete the acquisitions. Additional risks and uncertainties include the impact of competitive products and pricing, product demand and market acceptance risks, the presence of competitors with greater financial resources, product development and marketability, capacity and supply constraints or difficulties, and the results of additional financing efforts.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(a)     Audited financial statements of Prologic Management Systems,
Inc. are not available as of the date of this report on Form 8-K. Such financial statements will be filed as soon as reasonably possible, but in no event later than 60 days from the due date of this report.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SUNBURST ACQUISITIONS IV, INC.

Dated:  August 19, 1999


/s/______________________________
        Michael R. Quinn
        President